HIGHLAND FUNDS II

Highland Socially Responsible Equity Fund

Supplement dated January 31, 2021 to the Summary Prospectus, Prospectus and Statement

of Additional Information (“SAI”) each dated January 31, 2021, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Socially Responsible Equity Fund, a series of Highland Funds II (the “Trust”), each dated and supplemented as noted above.

As previously disclosed, on October 28, 2020, the Board of Trustees (the “Board”) of Highland Funds I (the “HFI”) and Highland Funds II (the “HFII”) unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of Highland Socially Responsible Fund (the “Acquired Fund”) into NexPoint Merger Arbitrage Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). Under the Plan, the Acquired Fund would be reorganized into the Acquiring Fund on or around February 26, 2021 (the “Closing Date”). Shareholders of record as of January 8, 2021, will be entitled to vote on the Plan.

At any time prior to the Reorganization, shareholders may redeem shares of the Acquired Fund. Such a redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account. Additionally, Acquired Fund shareholders will not incur any sales load or similar transaction charges as part of the Reorganization. Please contact the Adviser at 1-877-665-1287 if you have questions about the Reorganization or your account.

A special meeting of shareholders during which shareholders of the Acquired Fund will be asked to consider and vote on the Plan has been scheduled to be held on February 26, 2021. If shareholders of the Acquired Fund approve the reorganization, the reorganization is expected to take effect on or about February 26, 2021.

Shareholders of record of the Acquired Fund will receive a prospectus/proxy statement that will include important information regarding the Reorganization. Those shareholders should read that prospectus/proxy statement carefully when it is available. The prospectus/proxy statement, and any other documents filed by the Funds with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or the Funds’ Web site at www.highlandfunds.com/literature or www.nexpointgroup.com/nexpoint-merger-arbitrage-fund/. For more information regarding the Acquired or Acquiring Fund please call 1-877-665-1287 or visit the Funds’ Web site listed above.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFII-HPE-SUPP-0121